Exhibit 10.36
Execution Copy
STOCK PURCHASE AGREEMENT
by and between
LODGENET ENTERTAINMENT CORPORATION
and
PAR INVESTMENT PARTNERS, L.P.
December 7, 2006

STOCK PURCHASE AGREEMENT
This STOCK PURCHASE AGREEMENT (the “Agreement”) is entered into as of December 7, 2006 (the “Agreement Date”), by and between LodgeNet Entertainment Corporation, a Delaware corporation (“Seller” or “LodgeNet”), and PAR Investment Partners, L.P., a Delaware limited partnership (“Buyer”; Buyer and Seller are referred to individually as a “Party” and collectively as the “Parties.”)
RECITALS
     A. Seller has entered into a Stock Purchase Agreement, of even date herewith, with Liberty Satellite & Technology, Inc. (“LS&T”) and Liberty Media Corporation (in the form attached hereto as Exhibit A, the “Liberty SPA”), pursuant to which Seller will acquire 100% of the issued and outstanding shares of capital stock of Ascent Entertainment Group, Inc. (the “Acquisition”), which prior to the Acquisition owned 100% of the issued and outstanding shares of capital stock of On Command Corporation, a Delaware corporation (“ONCO”).
     B. Pursuant to the Liberty SPA, at the closing of the Acquisition, and as part of the consideration for such Acquisition, Seller will issue 2,050,000 shares of its common stock to LS&T.
     C. Concurrently therewith, Seller desires to sell to the Buyer and Buyer desires to purchase from the Seller 1,000,000 shares of common stock, par value $.01 per share (the “Shares”) of the Seller, for the consideration and subject to the terms and conditions set forth in this Agreement.
     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, and intending to be legally bound, the parties agree as follows:
ARTICLE I
DEFINITIONS
Section 1.1. Definitions. The following terms have the following meanings for purposes of this Agreement:
“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, Controls or is Controlled by or is under common Control with such Person.
“Agreement” has the meaning set forth in the preamble.
“Agreement Date” has the meaning set forth in the preamble.

     “Buyer” has the meaning set forth in the preamble.
     “Closing” has the meaning set forth in Section 2.3.
     “Closing Date” has the meaning set forth in Section 2.34.
“Beneficial Ownership and derivative terms.” As determined pursuant to Rule 13d-3 and Rule 13d-5 under the Exchange Act and any successor regulation, except that in determining Beneficial Ownership, without duplication, equity securities that may be acquired pursuant to rights to acquire equity securities that are exercisable more than sixty days after a date shall nevertheless be deemed to be Beneficially Owned.
     “Blackout Period.” As defined in Section 7.6 below.
     “Board.” The Board of Directors of LodgeNet.
“Business Days” means any day other than Saturday, Sunday, or a day on which banking institutions of the State of New York are authorized by law or executive order to close.

“Current Filings” has the meaning set forth in Section 4.7.

“Encumbrance” means any mortgage, pledge, assignment, lien, charge, restriction, encumbrance or security interest of any kind or nature.

“Exchange Act.” The Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Free Writing Prospectus.” A free writing prospectus as defined in Rule 405 under the Securities Act.
“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board (and its predecessors), the American Institute of Certified Public Accountants and the Financial Accounting Standards Board that are applicable to the circumstances as of the date of determination, consistently applied.
     “Issuer Free Writing Prospectus.” An issuer free writing prospectus as defined in Rule 433 under the Securities Act.
     “LodgeNet” has the meaning set forth in the preamble.
     “LodgeNet Securities” means any equity securities of LodgeNet.
“PAR Shares” means the Shares and the 1,156,997 shares of LodgeNet common stock previously purchased and currently owned by Buyer on the date hereof.

“Party” or “Parties” has the meaning set forth in the preamble.

“Person” means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, any other entity, or a Governmental Authority.
     “Piggyback Notice.” As defined in Section 7.3 below.
     “Piggyback Registration.” As defined in Section 7.3 below.
“Prospectus.” The prospectus included in the applicable Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all amendments (including post-effective amendments) and including all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
     “Purchase Price” has the meaning set forth in Section 2.2.
“Registrable Securities” means the Shares; provided, however, that as to any Registrable Securities, such securities will irrevocably cease to constitute Registrable Securities upon the earliest to occur: (i) the date on which the securities are disposed of pursuant to an effective registration statement under the Securities Act; (ii) the date on which all of such securities are eligible to be sold by Buyer to the public pursuant to Rule 144(k) (or any successor provision) under the Securities Act; (iii) the date on which the securities have been transferred to any Person other than Buyer, except in accordance with a Permitted Transfer; or (iv) the date on which the securities cease to be outstanding.
     “Registration Expenses.” As defined in Section 7.14 below.
“Registration Statement.” Any registration statement of LodgeNet under the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the related Prospectus, all amendments and supplements to such registration statement (including post-effective amendments), and all exhibits and all materials incorporated by reference or deemed to be incorporated by reference in such registration statement.
“Restricted Period.” The period of time commencing on the Closing Date and ending on the date that is six (6) months after the Closing Date.

“Rule 144.” Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“SEC.” The United States Securities and Exchange Commission and any successor United States federal agency or governmental authority having similar powers.

“Securities Act.” The Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Seller” has the meaning set forth in the preamble.

“Shares” has the meaning set forth in Recital C.

“Shelf Registration.” As defined in Section 7.1 below.

“Subsidiaries” means all Persons that the Company directly or indirectly controls.

“Underwritten Registration” or “Underwritten Offering.” A registration in which LodgeNet Securities are sold to an underwriter for reoffering to the public.
ARTICLE II
PURCHASE AND SALE OF SHARES; CLOSING
     Section 2.1. Purchase and Sale of Shares. Subject to the terms and conditions set forth in this Agreement, at the Closing, Seller will sell and transfer the Shares to Buyer, and Buyer will purchase the Shares from Seller, free and clear of any and all Encumbrances, as set forth in this Article II.
     Section 2.2. Purchase Price. The aggregate purchase price for the Shares will be $23,370,000 (the “Purchase Price”).
                    (a) The Purchase Price will be paid at the Closing by wire transfer of immediately available funds pursuant to wire instructions provided by Seller to Buyer no later than two (2) Business Days prior to the Closing Date, or by such other means as may be agreed between the Parties hereto. Seller shall deliver to Buyer a certificate or certificates representing the Shares to be purchased by, and sold to, the Buyer pursuant to Section 2.1 hereof, registered in the names and in the denominations designated and provided by the Buyer at least three (3) Business Days prior to the Closing Date.
     Section 2.3. Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) will take place at the offices of Leonard, Street and Deinard in Minneapolis, Minnesota on the date on which the Acquisition is closed or at such other time and place as the Parties may mutually agree in writing (the “Closing Date”).
ARTICLE III
BUYER’S REPRESENTATIONS AND WARRANTIES
     Section 3.1. Organization of Buyer. Buyer is a limited partnership duly organized, validly existing, and in good standing under the laws of the State of Delaware.
     Section 3.2. Authorization; Binding Effect. Buyer has all requisite partnership power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement, and this Agreement has been duly executed and delivered by Buyer. This Agreement constitutes and, when executed and delivered by Buyer at the Closing will constitute, a legal, valid, and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except insofar as enforcement may be limited by bankruptcy, insolvency, or other laws affecting generally the enforceability of creditors’ rights and by limitations on the availability of equitable remedies.
     Section 3.3. Noncontravention; Consents. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated by this Agreement, will (a) violate any material legal requirement to which Buyer is subject or any provision of the certificate of limited partnership or governing documents of Buyer or (b) result in a material breach of, constitute a material default under, result in the acceleration of, create in any Person the right to accelerate, terminate, modify or cancel, any contract, agreement, lease, license or other arrangement to which Buyer is a party or by which it is bound or to which its assets are subject. Except for an filing required under the hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) (if any) Buyer is not required to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any Governmental Authority or other Person in order for Buyer to consummate the transactions contemplated by this Agreement.
     Section 3.4. Brokers’ Fees. Buyer has no obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.
     Section 3.5. Investment Intent. Buyer is acquiring the Shares under this Agreement solely for the purpose of investment for its own account, not as a nominee or agent, and not with a view to, or for sale in connection with, any distribution of any part thereof within the meaning of Section 2(11) of the Securities Act or any applicable state securities or “blue sky laws”.
     Section 3.6. Disclosure of Information; Non-reliance. Buyer has been furnished all information it considers necessary or appropriate for deciding whether to accept the Shares. Buyer has had an opportunity to ask questions and receive answers from Seller regarding the business, properties, financial condition and prospects of the Seller, and all such questions have been answered to the full satisfaction of the Buyer. In making its decision to purchase the Shares, Buyer has relied solely on its own investigation of Seller and has not relied on any opinions, analyses, representations or warranties of Seller or any third party, except for the representations and warranties contained in Article IV hereof.
     Section 3.7. Accredited Investor. Buyer is an “accredited investor” as such term is defined in Rule 501 of Regulation D under the Securities Act.
     Section 3.8. Current Ownership. As of the Agreement Date, Buyer owns 1,156,997 shares of common stock of Seller.
     Section 3.9. Restricted Securities. Buyer understands that the Shares are characterized as “restricted securities” under the United States federal securities laws inasmuch as such Shares are being acquired in a transaction not involving a public offering and that under such laws and applicable regulations such Shares may be resold without registration under the Securities Act only in certain limited circumstances. In the absence of an effective registration statement covering such Shares or an available exemption from registration under the Securities Act, such Shares must be held indefinitely.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF SELLER
     Seller represents and warrants to Buyer as follows:
     Section 4.1. Organization of Seller. Seller is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware.
     Section 4.2. Authorization; Binding Effect.
                    (a) Seller has all requisite corporate power and authority to execute and deliver this Agreement and such other documents as required to consummate the Acquisition and to perform its obligations under this Agreement and such other documents as required to consummate the Acquisition. As of the Closing Date, this Agreement has been duly executed and delivered by Seller.
                    (b) This Agreement constitutes the legal, valid, and binding obligation of Seller, enforceable against Seller in accordance with its terms, except insofar as enforcement may be limited by bankruptcy, insolvency, or other laws affecting generally the enforceability of creditors’ rights and by limitations on the availability of equitable remedies.
     Section 4.3. Noncontravention; Consents. Neither the execution and the delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement will (a) violate any material legal requirement to which Seller is subject or any provision of the certificate of incorporation or bylaws (or comparable constituent documents) of Seller or (b) result in a material breach of, constitute a material default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, any contract, agreement, lease, license, or other arrangement to which Seller is a party or by which it is bound or to which its assets are subject. Except for the filing of a Form D with the SEC (if required), Seller does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any Governmental Authority or other Person in order for Buyer and Seller to consummate the transactions contemplated by this Agreement.
     Section 4.4. Certain Proceedings. There is no proceeding against or involving Seller or any Affiliate of Seller that has been commenced or, to Seller’s knowledge, threatened against or involving Seller or any Affiliate of Seller that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement.
     Section 4.5. Brokers’ Fees. Seller has no obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

     Section 4.6. Delivery of Shares. The Shares being issued and delivered hereunder, when issued and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly authorized, validly issued, fully paid and non-assessable. The transfer and delivery of such Shares by Seller to Buyer against the payment of the Purchase Price as contemplated by this Agreement will transfer good and valid title to the Shares, free and clear of all Encumbrances.
     Section 4.7. SEC Filings; Financial Information.
                    (a) Seller is a publicly traded company that is listed on The NASDAQ Global Market under the ticker symbol “LNET” and files reports, registration and proxy statements and other information with the SEC on its EDGAR System, all of which are available to Buyer over the internet at the SEC’s web site at http://www.sec.gov.
                    (b) Since January 1, 2006, Seller has filed in a timely manner all required reports, schedules, forms, statements, and other documents with the SEC that Seller was required to file under Section 13, 14(a), and 15(d) of the Exchange Act (the “SEC Filings”). As of their respective filing dates, (i) the SEC Filings complied in all material respects with requirements of the Securities Act or the Exchange Act, as the case may be and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Filings, and (ii) none of the SEC Filings contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent that information contained in any SEC Filing has been revised or superseded by a later filed SEC Filing, none of the SEC Filings contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
                    (c) The financial information for Seller and its subsidiaries contained in the SEC Filings fairly present in all material respects, as of the dates thereof and for the periods then ended, the financial position and results of operations of Seller and its consolidated subsidiaries in conformity with GAAP (except as indicated in the notes thereto), subject to normal year-end adjustments (that are not material, either individually or in the aggregate) with respect to unaudited financial statements. Except as set forth in the SEC Filings, neither Seller nor any of its subsidiaries has any material liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by GAAP to be set forth on a consolidated balance sheet of Seller and its consolidated subsidiaries or in the notes thereto.
     Section 4.8. Capital Stock and Ownership of Seller.
                    (a) The authorized capital stock of Seller consists of 50,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, $.01 par value. As of the date hereof, Seller has (i) 18,690,073 issued and outstanding shares of Common Stock, all of which are validly issued, fully paid, and non-assessable; and (ii) no shares of issued or outstanding Preferred Stock. No shares of Common Stock or Preferred Stock that have been issued are held by Seller in its treasury.
                    (b) As of the date hereof, Seller has (i) outstanding options to purchase a total of 2,175,775 shares of Common Stock under the LodgeNet Entertainment Corporation 2003 Stock Option and Incentive Plan and the LodgeNet Entertainment Corporation 1993 Stock Option Plan (collectively, the “Plans”) and (ii) 180,050 shares of unvested restricted stock outstanding. As of the date hereof, 696,638 additional shares of Common Stock are available for issuance under the Plans.
                    (c) Except for (x) options issued under and in accordance with the Plans; and (z) as contained in this Agreement and the Liberty SPA, there are no options, warrants, convertible securities, or other rights, agreements, arrangements, or commitments of any character obligating Seller to issue or sell any additional shares of capital stock of, or other equity interest in, Seller.
     Section 4.9. Liberty SPA. True, correct and complete copies of the Liberty SPA and the Stockholders Agreement, dated December 6, 2006, among LodgeNet, LS&T and Liberty Media Corporation are attached hereto as Exhibits A and B, respectively.
ARTICLE IVA
COVENANTS
     Section 4A.1. Taking of Necessary Action. (a) Seller and Buyer shall cooperate with each other and use their respective reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable on its part under this Agreement and applicable law to consummate and make effective the transactions contemplated by this Agreement as soon as practicable, including preparing and filing as promptly as practicable all documentation to effect all necessary notices, reports and other filings and to obtain as promptly as practicable all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party and/or any governmental authority, including under the HSR Act.
     Section 4A.2. Notification Requirements. Seller shall promptly, but in no event later than five (5) Business Days, notify Buyer in writing if any of the events referred to in Sections 8.1(b), (c) or (d) shall have occurred or if Seller intends to take any of the actions referred to in Sections 8.1(b) or (c).
ARTICLE V
CONDITIONS TO CLOSING
     Section 5.1. Conditions to Obligation of Buyer. The obligation of Buyer to purchase the Shares and to take any other such actions required to be taken by Buyer at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by Buyer, in whole or in part):

                    (a) the representations and warranties set forth in Article III shall be true and correct as of the date hereof and true and correct in all material respects as of the Closing Date;
                    (b) the closing of the Acquisition shall have occurred on the terms set forth in the Liberty SPA;
                    (c) if required, the waiting period under the HSR Act shall have expired or been terminated and any applicable foreign antitrust approvals required by applicable Antitrust Law shall have been obtained without any Governmental Authority taking any action to prevent the consummation of the transactions contemplated by this Agreement;
                    (d) no Proceeding against the Buyer shall be pending before any Governmental Authority and no statute, judgment, order, decree, ruling, injunction, or charge shall be in effect, which reasonably could (i) prevent or materially delay the consummation of any of the transactions contemplated by this Agreement, or (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation; and
                    (e) the Shares to be issued to Buyer under this Agreement shall have been authorized for listing or quotation, as applicable, on the NASDAQ Stock Market upon official notice of issuance.
     Section 5.2. Conditions to Obligation of Seller. The obligation of Seller to sell the Shares and to take any other such actions required to be taken by Seller at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by Seller, in whole or in part):
                    (a) the representations and warranties set forth in Article IV shall be true and correct in all material respects as of the Closing Date;
                    (b) if required, the waiting period under the HSR Act shall have expired or been terminated and any applicable foreign antitrust approvals shall have been obtained without any Governmental Authority taking any action to prevent the consummation of the transactions contemplated by this Agreement;
                    (c) no Proceeding against the Seller shall be pending before any Governmental Authority, and no statute, judgment, order, decree, ruling, injunction, or charge shall be in effect, which reasonably could (i) prevent or materially delay the consummation of any of the transactions contemplated by this Agreement or (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation; and
                    (d) the closing of the Acquisition shall have occurred.
ARTICLE VI
STANDSTILL PROVISIONS

     Section 6.1. Dispositions of LodgeNet Securities.
               (a) Transfer Prohibited. For a period of six (6) months following the Closing Date, Buyer will not Transfer any of the Shares acquired under this Agreement. For purposes of this Agreement, “Transfer” means any attempt by Buyer to take any of the following actions in connection with the Shares:
                    (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act other than a Permitted Transfer, defined herein;
                    (ii) enter into any swap or other arrangement that transfers to another Person, in whole or in part, any of the economic consequences of ownership of the Shares or any securities convertible into or exercisable for the Shares or other rights to purchase the Shares, whether any such transaction is to be settled by delivery of the Shares or such other securities, in cash or otherwise, other than a variable forward sale or collar or similar transaction involving a put and/or call option settled in cash or securities; or
                    (iii) publicly announce an intention to effect any transaction prohibited by this Section 6.1.
               (b) Attempted Transfers Void. Any attempted Transfer by Buyer of the Shares in violation of this Agreement is void.
     Section 6.2. Permitted Transfer. Notwithstanding anything herein to the contrary, the provisions of Sections 6.1 and 6.2 shall not apply to any Transfers by the Buyer to its limited partners (a “Permitted Transfer”); provided, however, that such limited partner, as Transferee, shall be bound by and subject to all provisions of this Agreement as if such Shares were still held by the Buyer.
ARTICLE VII
REGISTRATION RIGHTS.
     Section 7.1. Shelf Registration. Seller shall (i) cause a shelf registration statement on Form S-3 (or other appropriate form) covering the resale of all of the Registrable Securities to be filed with the SEC within six (6) months after the Closing Date, (ii) cause such registration statement to be declared effective by the SEC no later than six (6) months after the Closing Date and (iii) keep such registration statement continuously effective until Buyer no longer holds any Registrable Securities (the “Shelf Registration”).
     Section 7.2. Underwritten Offering. Buyer will have the right to request one Underwritten Offering of Registrable Securities under the Shelf Registration. In the event that Buyer requests an Underwritten Offering, LodgeNet shall, subject to Buyer’s reasonable approval, select one or more investment banking firms of national standing to be the managing underwriter for the Underwritten Offering. Buyer agrees to enter into an underwriting agreement with the underwriters, provided that the underwriting agreement is in customary form and reasonably acceptable to Buyer.
     Section 7.3. Right to Piggyback Registration. If at any time after the Restricted Period, LodgeNet proposes to file a registration statement under the Securities Act with respect to an offering of LodgeNet Securities (other than a registration statement (a) on Form S-8 or any successor form thereto, (b) on Form S-4 or any successor form thereto relating solely to the sale of securities to employees, directors, officers, consultants or advisors of LodgeNet or its Affiliates pursuant to a stock option, stock purchase or similar benefit plan or (c) relating to a transaction under Rule 145 under the Securities Act), whether or not for its own account, on a form that would permit registration of Registrable Securities for sale to the public under the Securities Act, then LodgeNet will give written notice (the “Piggyback Notice”) of such proposed filing to Buyer at least ten (10) days before the anticipated filing date. Such notice will include the number and class of equity securities proposed to be registered, the proposed date of filing of such registration statement, any proposed means of distribution of such equity securities, any proposed managing underwriter of such equity securities, the name of the holders whose LodgeNet securities are being registered if the registration is a secondary offering, to the extent then known to LodgeNet, and a good faith estimate by LodgeNet of the proposed maximum offering price of such equity securities as such price is proposed to appear on the facing page of such registration statement, and will offer Buyer the opportunity to register such amount of Registrable Securities as it may request on the same terms and conditions as the registration of LodgeNet’s or other Person’s securities, as the case may be (a “Piggyback Registration”). LodgeNet will include in each Piggyback Registration all Registrable Securities for which LodgeNet has received written requests for inclusion within five (5) days after delivery of the Piggyback Notice, subject to Section 7.4.
     Section 7.4. Priority on Piggyback Registrations.
                    (a) If the Piggyback Registration is an Underwritten Offering, LodgeNet will cause the managing underwriter of that proposed offering to permit Buyer’s requested Registrable Securities to be included in the Piggyback Registration and to include all such Registrable Securities on the same terms and conditions as any similar LodgeNet Securities. Notwithstanding the foregoing, if the managing underwriter of such Underwritten Offering advises LodgeNet that, in its view, the total amount of securities that LodgeNet, Buyer and any other holders propose to include in such offering is such as to adversely affect the success of such Underwritten Offering, then:
                         (i) if such Piggyback Registration is a primary registration by LodgeNet for its own account, LodgeNet will include in such Piggyback Registration: (A) first, all securities to be offered by LodgeNet; and (B) second, up to the full amount of securities requested to be included in such Piggyback Registration by Buyer and all other holders having registration rights, allocated pro rata among such holders, on the basis of the amount of securities requested to be included therein by each such holder, so that the total amount of securities to be included in such Underwritten Offering is the full amount that, in the view of such managing underwriter, can be sold without adversely affecting the success of such Underwritten Offering; and
                         (ii) if such Piggyback Registration is an underwritten secondary registration for the account of holders of securities of LodgeNet, LodgeNet will include in such registration: (A) first, all securities of the Persons exercising “demand” registration rights requested to be included therein; and (B) second, up to the full amount of securities requested to be included in the registration Buyer and all other holders having registration rights, allocated pro rata among such holders, on the basis of the amount of securities requested to be included therein by each such holder, so that the total amount of securities to be included in such Underwritten Offering is the full amount that, in the view of such managing underwriter, can be sold without adversely affecting the success of such Underwritten Offering.
                    (b) If so requested (pursuant to a timely notice) by the managing underwriter in any Underwritten Offering, whether or not Buyer participates in such offering, Buyer will agree not to effect any public sale or distribution (or any other type of sale or hedging activity as the managing underwriter reasonably determines is appropriate in order to not adversely affect the Underwritten Offering) of any such Registrable Securities, including a sale pursuant to Rule 144 (but excluding any Registrable Securities included in such Underwritten Offering), during the ten (10) days prior to, and during such period, not to exceed ninety (90) days, following, the closing date of such Underwritten Offering as the managing underwriter reasonably determines is appropriate in order to not adversely affect the Underwritten Offering. In the event of such a request, LodgeNet may impose, during such period, appropriate stop-transfer instructions with respect to the Registrable Securities subject to such restrictions.
     Section 7.5. Withdrawal of Piggyback Registration.
                    (a) If at any time after giving the Piggyback Notice and prior to the effective date of the Registration Statement filed in connection with the Piggyback Registration, LodgeNet determines for any reason not to register or to delay the Piggyback Registration, LodgeNet may, at its election, give notice of its determination to Buyer, and in the case of a determination not to register, will be relieved of its obligation to register any Registrable Securities in connection with the abandoned Piggyback Registration, without prejudice.
                    (b) Buyer may withdraw its request to be included in a Piggyback Registration by giving written notice to LodgeNet of its intention to withdraw from that registration, provided, however, that (i) Buyer’s request be made in writing, (ii) the withdrawal must be made during the time period and on the terms determined by LodgeNet and the underwriters, if any, and (iii) the withdrawal will be irrevocable and, after making the withdrawal, Buyer will no longer have any right to include its Registrable Securities in that specific Piggyback Registration.

                    (c) An election by LodgeNet to withdraw a Piggyback Registration under this Section shall not be deemed to be a breach of LodgeNet’s obligations with respect to such Piggyback Registration.
     Section 7.6. Blackout Periods.
                    (a) For purposes of this Agreement, “Blackout Periods” means the periods described in this Section 7.6(a):
                         (i) Notwithstanding anything contained in Sections 7.1 to 7.5 to the contrary, if the Board determines in good faith that the registration and distribution of Registrable Securities (A) would require premature disclosure of a matter the Board has determined would not be in the best interest of LodgeNet to be disclosed at such time, (B) would materially adversely affect or interfere with in any material respect any financing, acquisition, corporate reorganization or other material transaction or development involving LodgeNet, then LodgeNet will promptly give Buyer notice of such determination and will be entitled to postpone the preparation, filing or effectiveness or suspend the effectiveness of a Registration Statement for a reasonable period of time not to exceed 75 days, provided, however, that LodgeNet may extend one such postponement for up to 105 days.
                    (b) Notwithstanding anything contained in this Section 7.6 to the contrary, in no event will the number of days included in all Blackout Periods during any consecutive 12-month period exceed an aggregate of 180 days.
     Section 7.7. Registration Procedures. In connection with LodgeNet’s registration obligations herein, LodgeNet will use its reasonable efforts to effect such registrations to permit the sale of Registrable Securities by Buyer in accordance with the intended method or methods of disposition thereof, and pursuant thereto LodgeNet will as promptly as reasonably practicable:
                    (a) prepare and file with the SEC a Registration Statement on an appropriate form under the Securities Act available for the sale of the Registrable Securities by Buyer in accordance with the intended method or methods of distribution thereof;
                    (b) furnish, at its expense, to Buyer such number of conformed copies of the Registration Statement and each amendment thereto, of the Prospectus and each supplemental thereto, and of such other documents as Buyer reasonably may request from time to time;
                    (c) prepare and file with the SEC any amendments and post-effective amendments to the Registration Statement as may be necessary and any supplements to the Prospectus as may be required or appropriate, in the view of LodgeNet and its counsel, by the rules, regulations or instructions applicable to the registration form used by LodgeNet or by the Securities Act to keep the Registration Statement effective until such time as all Registrable Securities covered by the Registration Statement are sold in accordance with the intended plan of distribution set forth in the Registration Statement or supplement to the Prospectus;
                    (d) promptly following its actual knowledge thereof, notify Buyer and the managing underwriter, if any:
                         (i) when a Registration Statement, Prospectus, Issuer Free Writing Prospectus or any supplement or amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective;
                         (ii) of any request by the SEC or any other governmental authority for amendments or supplements to a Registration Statement, Prospectus or Issuer Free Writing Prospectus or for additional information;
                         (iii) of the issuance by the SEC or any other governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose;
                         (iv) of the receipt by LodgeNet of any written notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;
                         (v) of the occurrence of any event which makes any statement made in the Registration Statement or Prospectus or any Issuer Free Writing Prospectus untrue in any material respect or which requires the making of any changes in a Registration Statement, Prospectus, Issuer Free Writing Prospectus or other documents so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and
                         (vi) of LodgeNet’s reasonable determination that a post-effective amendment to a Registration Statement is necessary;
                    (e) use its reasonable efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable date;
                    (f) prior to any public offering of Registrable Securities, register or qualify and cooperate with Buyer, the managing underwriter, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as Buyer or the managing underwriter reasonably requests in writing and maintain each registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective; provided, however, that LodgeNet will not be required to qualify generally to do business in any jurisdiction in which it is not then so qualified or take any action which would subject it to general service of process or material taxation in any jurisdiction in which it is not then so subject;
                    (g) as promptly as practicable upon the occurrence of any event contemplated by Sections 7.7(d)(v) or 7.7(d)(vi) hereof, prepare (and furnish, at its expense, to Buyer a reasonable number of copies of) a supplement or post-effective amendment to each Registration Statement or a supplement to the related Prospectus (including by means of an Issuer Free Writing Prospectus), or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus or Issuer Free Writing Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;
                    (h) in the case of an Underwritten Offering, enter into customary agreements (including an underwriting agreement) and take other actions reasonably necessary to expedite the disposition of the Registrable Securities, and in connection therewith:
                         (i) obtain opinions of counsel to LodgeNet and updates thereof covering matters customarily covered in opinions of counsel requested in Underwritten Offerings, addressed to Buyer and the managing underwriter;
                         (ii) obtain “comfort” letters and updates thereof from the independent certified public accountants of LodgeNet addressed to Buyer and the managing underwriter, if any, covering matters customarily covered in “comfort” letters in connection with Underwritten Offerings;
                         (iii) provide officers’ certificates and other customary closing documents reasonably requested by the managing underwriter;
                         (iv) if requested by the managing underwriter or underwriters or counsel to Buyer, promptly incorporate in a prospectus supplement or post effective amendment such information as such managing underwriter or underwriters or counsel reasonably requests to be included therein, and which is reasonably related to the offering of such Registrable Securities, including, without limitation, with respect to the Registrable Securities being sold to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and any other terms of an underwritten offering of the Registrable Securities to be sold in such offering, and LodgeNet shall promptly make all required filings of such prospectus supplement or post effective amendment; and
                         (v) cooperate with Buyer and each underwriter and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (“NASD”), including, if appropriate, the pre-filing of a prospectus as part of a Registration Statement in advance of an Underwritten Offering.

                    (i) upon reasonable notice and at reasonable times during normal business hours, make available for inspection by a representative of Buyer and the managing underwriter, if any, participating in any disposition of Registrable Securities and any attorney or accountant retained by Buyer or any underwriter, all financial and other records, pertinent corporate documents and properties of LodgeNet that are reasonably necessary for a due diligence investigation by an underwriter or a selling stockholder, as applicable, in LodgeNet’s sole reasonable discretion, and cause the officers, directors and employees of LodgeNet to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with the Registration Statement;
                    (j) use its reasonable efforts to comply with all applicable rules and regulations of the SEC relating to such registration and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act, provided that LodgeNet will be deemed to have complied with this Section 7.7(j) if it has satisfied the provisions of Rule 158 under the Securities Act (or any similar rule promulgated under the Securities Act); and
                    (k) use its reasonable efforts to procure the cooperation of LodgeNet’s transfer agent in settling any offering or sale of Registrable Securities;
                    (l) cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by LodgeNet are then listed.
     Section 7.8. Information from Buyer.
                    (a) Upon requested inclusion of its Registrable Securities in any Registration Statement, Buyer shall furnish to LodgeNet such information regarding Buyer and its plan and method of distribution of such Registrable Securities as LodgeNet may, from time to time, reasonably request. LodgeNet may refuse to proceed with the registration of Buyer’s Registrable Securities if Buyer unreasonably fails to furnish such information within a reasonable time after receiving such request.
                    (b) Buyer will promptly (i) following its actual knowledge thereof, notify LodgeNet of the occurrence of any event that makes any statement made in a Registration Statement, Prospectus, Issuer Free Writing Prospectus or other Free Writing Prospectus regarding Buyer untrue in any material respect or that requires the making of any changes in a Registration Statement, Prospectus or Free Writing Prospectus so that, in such regard, it will not, with respect to Buyer, contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements not misleading and (ii) provide LodgeNet with such information regarding Buyer as may be required to enable LodgeNet to prepare a supplement or post-effective amendment to any such Registration Statement or a supplement to such Prospectus or Free Writing Prospectus.

                    (c) With respect to any Registration Statement for an Underwritten Offering, the inclusion of Buyer’s Registrable Securities therein will be conditioned, at the managing underwriter’s request, upon the execution and delivery by Buyer of an underwriting agreement in form, scope and substance as is customary in Underwritten Offerings.
     Section 7.9. Suspension of Disposition.
                    (a) Upon receipt of any notice from LodgeNet of the occurrence of any event of the type described in Sections 7.7(d)(ii), 7.7(d)(iii), 7.7(d)(iv), 7.7(d)(v) or 7.7(d)(vi), Buyer will discontinue disposition of Registrable Securities covered by a Registration Statement, Prospectus or Free Writing Prospectus and suspend use of such Prospectus or Free Writing Prospectus until Buyer’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 7.7(g) or until it is advised by LodgeNet that the use of the applicable Prospectus or Free Writing Prospectus may be resumed and have received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Free Writing Prospectus. In the event LodgeNet shall give any such notice, LodgeNet will use reasonable best efforts to promptly amend or supplement the Prospectus or Issuer Free Writing Prospectus or take such other action as is necessary in order to provide to Buyer as promptly as practicable (i) the copies of the supplemented or amended Prospectus or Issuer Free Writing Prospectus contemplated by Section 7.7(g) or (ii) the advice referenced in this Section 7.9(a).
                    (b) Upon receipt of any notice from LodgeNet of the happening of an event specified in Section 7.6(a)(i), Buyer will discontinue disposition of Registrable Securities covered by a Registration Statement, Prospectus or Free Writing Prospectus and suspend use of such Prospectus or Free Writing Prospectus until the earlier to occur of Buyer’s receipt of (i) copies of a supplemented or amended Prospectus or Issuer Free Writing Prospectus describing the event giving rise to the aforementioned suspension and (ii) (A) notice from LodgeNet that the use of the applicable Prospectus or Issuer Free Writing Prospectus may be resumed and (B) copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Issuer Free Writing Prospectus. In the event LodgeNet shall give any such notice, LodgeNet will use reasonable best efforts to promptly amend or supplement the Prospectus or Issuer Free Writing Prospectus or take such other action as is necessary in order to provide to Buyer as promptly practicable (i) a supplemented or amended Prospectus or Issuer Free Writing Prospectus describing the event giving rise to the aforementioned suspension or (ii) notice that use of the applicable Prospectus or Issuer Free Writing Prospectus may resume
     Section 7.10. Registration Expenses.
                    (a) All fees and expenses incurred by LodgeNet in complying with Sections 7.1 to 7.5 and Section 7.7 (“Registration Expenses”) will be borne by LodgeNet. These fees and expenses will include without limitation (i) all registration, filing and qualification fees, (ii) printing, duplicating and delivery expenses, (iii) fees and disbursements of counsel for LodgeNet, (iv) fees and expenses of complying with state securities or “blue sky” laws (including the fees and expenses of any local counsel in connection therewith), and (v) fees and disbursements of all independent certified public accountants referred to in Section 7.7(h)(ii) (including the expenses of any special audit and “comfort” letters required by or incident to such performance).
                    (b) Notwithstanding anything contained herein to the contrary, all underwriting fees, discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities will be borne by Buyer.
     Section 7.11. Indemnification.
                    (a) LodgeNet will indemnify and hold harmless Buyer, its Affiliates, officers, directors, managers, partners, stockholders, employees, advisors, agents and other representatives, and each Person who controls Buyer (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) from and against all losses, claims, damages, liabilities, costs (including without limitation reasonable attorneys’ fees and disbursements) and expenses (collectively, “Losses”) arising out of or based upon any untrue or alleged untrue statement of a material fact contained or incorporated by reference in any Registration Statement, Prospectus or preliminary prospectus or Issuer Free Writing Prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based solely upon information furnished in writing to LodgeNet by or on behalf of Buyer expressly for use therein; provided, however, that LodgeNet will not be liable to the extent that any Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if either (a) such untrue statement or alleged untrue statement or such omission or alleged omission was corrected in a Prospectus or Issuer Free Writing Prospectus provided to Buyer prior to the confirmation of the sale of Registrable Securities to the Person asserting the claim from which such Losses arose, and Buyer thereafter failed to send or deliver a copy of the Prospectus or Issuer Free Writing Prospectus with or prior to the delivery of written confirmation of such sale in any case in which such delivery is required under the Securities Act or (b) such untrue statement or alleged untrue statement or omission or alleged omission was corrected in an amendment or supplement to the Prospectus or Issuer Free Writing Prospectus previously furnished by or on behalf of LodgeNet and such Prospectus or Issuer Free Writing Prospectus as so amended or supplemented was provided to Buyer prior to the confirmation of the sale of Registrable Securities to the Person asserting the claim from such Losses arose, and Buyer thereafter failed to send or deliver such Prospectus or Issuer Free Writing Prospectus as so amended or supplemented with or prior to the delivery of written confirmation of such sale in any case in which such delivery is required under the Securities Act.
                    (b) In the event of the filing of any registration statement relating to the registration of any Registrable Securities, Buyer will indemnify and hold harmless LodgeNet, its Affiliates, officers, directors, managers, partners, stockholders, employers, advisors, agents and other representatives, and each Person who controls LodgeNet

(within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) from and against all Losses arising out of or based upon any untrue or alleged untrue statement of a material fact contained or incorporated by reference in any Registration Statement, Prospectus or preliminary prospectus or Issuer Free Writing Prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, and only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information so furnished in writing by or on behalf of Buyer to LodgeNet expressly for use in such Registration Statement, Prospectus or preliminary prospectus or Issuer Free Writing Prospectus. The liability of Buyer for indemnification under this Section 7.11 in its capacity as a seller of Registrable Securities under any registration Statement shall not exceed the amount equal to the net proceeds to Buyer of the Registrable Securities sold under such Registration Statement.
                    Section 7.12. Contribution. If the indemnification provided for in Section 7.11 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the untrue statement or omission that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by Buyer hereunder exceed the net proceeds to Buyer from the sale of Registrable Securities. The obligations of the parties under Section 7.11 and this Section 7.12 shall survive completion of any offering of Registrable Securities and any termination of this Agreement..
                    Section 7.13. Rule 144. To the extent the following make available the benefits of certain rules and regulations of the SEC which may permit the sale of registered securities to the public without registration or pursuant to a registration on Form S-3, LodgeNet agrees to (a) make and keep public information available as those terms are understood and defined in Rule 144; (b) use its reasonable efforts to file with the SEC in a timely manner all reports and other documents required of LodgeNet under the Securities Act and the Exchange Act; (c) to the extent not available on EDGAR, furnish to Buyer promptly upon written request a written statement by LodgeNet as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of LodgeNet and such other reports and documents as Buyer reasonably may request in availing itself of any rule or regulation of the SEC allowing Buyer to sell any Registrable Securities without registration; and (d) take such other actions as may be reasonably required by LodgeNet’s transfer agent to consummate any sale of Registrable Securities in accordance with the terms and conditions of Rule 144.
                    Section 7.14. Participation in Underwritten Offerings. Notwithstanding anything contained herein to the contrary, Buyer may not participate in any Underwritten Offering pursuant to a registration hereunder unless Buyer (a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements all of which shall be in customary form and reasonably acceptable to Buyer.
                    Section 7.15. Legend. LodgeNet shall cause a legend substantially similar to the following effect to be placed on each certificate representing any Shares:
THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS AND THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SALE AND TRANSFER IS EFFECTIVE UNDER THE ACT OR (II) THE TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE ACT, AND IF THE ISSUER REQUESTS, AN OPINION SATISFACTORY TO THE ISSUER TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.
THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A CONTRACTUAL LOCK-UP PERIOD PURSUANT TO THAT CERTAIN STOCK PURCHASE AGREEMENT BETWEEN THE ISSUER AND PAR INVESTMENT PARTNERS, L.P., IN ACCORDANCE WITH AND SUBJECT TO SUCH LOCK-UP PERIOD, SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, DISPOSED OF, ENCUMBERED OR ASSIGNED AND THE ISSUER SHALL NOT BE REQUIRED TO GIVE EFFECT TO ANY ATTEMPTED SALE, TRANSFER, PLEDGE, DISPOSAL, ENCUMBRANCE OR ASSIGNMENT. UPON THE WRITTEN REQUEST OF THE HOLDER OF THIS CERTIFICATE, THE ISSUER AGREES TO REMOVE THIS RESTRICTIVE LEGEND (AND ANY STOP ORDER PLACED WITH ITS TRANSFER AGENT) WITH RESPECT TO SUCH SECURITIES THAT ARE NO LONGER BOUND BY THE STOCK PURCHASE AGREEMENT.

                    If any Shares become eligible for sale pursuant to Rule 144(k) or otherwise cease to be restricted securities, Seller shall, upon the request of the holder of such Shares, promptly remove the first legend set forth above from the certificates for such Shares. At any time following the date that is six months after the Closing Date, Seller shall, upon the request of Buyer, promptly remove the second legend set forth above from any certificates representing Shares.
                    Section 7.16. Remedies. Each of the Parties acknowledges and agrees that in the event of any breach of this Agreement, the nonbreaching Party would be irreparably harmed and could not be made whole by monetary damages. Accordingly, the Parties to this Agreement, in addition to any other remedy to which they may be entitled hereunder or at law or in equity, shall be entitled to compel specific performance of this Agreement.
                    Section 7.17. Confidentiality. Buyer will, and will cause its officers, directors, employees, legal counsel, accountants, financial advisors and other representatives to, hold in confidence any material nonpublic information received by it pursuant to this Agreement, including without limitation any material nonpublic information included in any Registration Statement or Prospectus proposed to be filed with the SEC (until such Registration Statement or Prospectus has been filed). This Section 7.17 shall not apply to any information which (a) is or becomes generally available to the public, (b) was already in Buyer’s possession from a non-confidential source prior to its disclosure by LodgeNet, (c) is or becomes available to Buyer on a non-confidential basis from a source other than LodgeNet, provided that such source is not known by Buyer to be bound by confidentiality obligations or (d) is required to be disclosed by law.
ARTICLE VIII
TERMINATION
                    Section 8.1. Termination of Agreement.
                    This Agreement may be terminated at any time prior to the Closing as follows:
                    (a) Buyer and Seller may terminate this Agreement by mutual written consent;
                    (b) Buyer may terminate this Agreement upon written notice within five (5) Business Days of being informed by Seller that Seller has entered into a definitive agreement for a transaction (other than the Acquisition) with a purchase price in excess of $100,000,000 or that Seller intends to do so.
                    (c) Buyer may terminate this Agreement upon written notice within five (5) Business Days of being informed by Seller that Seller has made a material change to the economic terms or such similar business terms of the Acquisition or that Seller intends to do so.

                    (d) Buyer or Seller may terminate this Agreement upon written notice to the other at any time after the termination of the Liberty SPA.
                    (e) Buyer may terminate this Agreement by giving written notice to Seller (i) if Seller has breached any representation, warranty, or covenant contained in this Agreement in any material respect and such breach has not been cured by Seller within 30 days after written notice of such breach is delivered by Buyer to Seller, or (ii) if any of the conditions in Section 5.1 has not been satisfied or if satisfaction of such a condition is or becomes impossible (other than as a result of the failure of Buyer to comply with its obligations under this Agreement) and Buyer has not waived such condition on or before such date; or
                    (f) Seller may terminate this Agreement by giving written notice to Buyer (i) if Buyer has breached any representation, warranty, or covenant contained in this Agreement in any material respect and such breach has not been cured by Buyer within 30 days after written notice of such breach is delivered by Seller to Buyer, or (ii) if any of the conditions in Section 5.2 has not been satisfied or if satisfaction of such a condition is or becomes impossible (other than in whole or in part as a result of the failure of Seller to comply with its obligations under this Agreement) and Seller has not waived such condition on or before such date.
                    Section 8.2. Effect of Termination.
                    (a) Buyer’s and Seller’s right of termination under Section 8.1 is in addition to any other rights or remedies it may have under this Agreement or otherwise, and the exercise of a right of termination will not be deemed an election of remedies. If this Agreement is terminated pursuant to Section 8.1, all further obligations of the Parties under this Agreement automatically will terminate; provided, however, that if this Agreement is terminated by a Party because of the breach of this Agreement by the other Party or because one or more of the conditions to the terminating Party’s obligations under this Agreement is not satisfied as a result of the other Party’s failure to comply with its obligations under this Agreement, the terminating Party’s right to pursue all legal and equitable remedies for such breach will survive such termination unimpaired.
ARTICLE IX
MISCELLANEOUS
     Section 9.1. Public Announcements. Prior to the Closing, except as required by federal securities laws or by obligations pursuant to any listing agreement with or requirement of any national securities exchange or national quotation system on which the common stock of LodgeNet is listed, admitted to trading or quoted, LodgeNet shall not, without the prior written consent of the Buyer, make any public announcement, press release or similar publicity with respect to this Agreement or the transactions contemplated by this Agreement.

     Section 9.2 No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.
     Section 9.3. Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Parties, provided that the Buyer may without the prior written consent of Seller, assign this Agreement or any of its rights, interests or obligations to an Affiliate of Buyer or to the limited partners of Buyer and provided further that Buyer may make a collateral assignment of its rights, but not its obligations, under this Agreement to any of its financing sources. In the event of any Transfer of any Shares to the limited partners of Buyer as permitted by Section 6.3 and without the need for an express assignment, such Shares shall be held subject to all of the terms of this Agreement, and by taking and holding such Shares such persons shall be deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such persons shall be entitled to receive the benefits hereof.
     Section 9.4. Entire Agreement. This Agreement (including the Exhibits and Schedules hereto and any other agreements and documents referred to in this Agreement) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they are related in any way to the subject matter hereof
     Section 9.5. Notices. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by facsimile (with written confirmation of receipt), or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and facsimile numbers set forth below (or to such other addresses and telecopier numbers as a Party may designate by notice to the other Parties, provided that any such change shall be effective only upon receipt by the other Parties):
If to Buyer: PAR Investment Partners, L.P.
c/o PAR Capital Management, Inc.
One International Place, Suite 2401
Boston, MA 02110
Attention: Gina DiMento
Facsimile: 617-556-8875
If to Seller: LodgeNet Entertainment Corporation
3900 West Innovation Street
Sioux Falls, SD 57107
Attention: Scott C. Petersen and James G. Naro
Facsimile: 605-988-1715

     Section 9.6. Governing Law; Jurisdiction; Remedies. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Any Proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated by this Agreement may be brought by or against any Party in any court of competent jurisdiction located in the State of Delaware. Each Party irrevocably and unconditionally agrees to be subject to the jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware and not to object to the jurisdiction of such courts on the basis of inconvenience of forum or otherwise. Without limiting the generality of the foregoing, each Party agrees that service of process upon such Party at such Party’s address as set forth in Section 9.4, together with written notice of such service to such Party, will be deemed effective service of process upon such Party. If a Party breaches or threatens to breach this Agreement, the non-breaching Party may, in addition to all other remedies available to it, seek equitable remedies, including the remedies of injunction and specific performance, without the need to post any bond or other security.
     Section 9.7. Amendments and Waivers. No amendment of any provision of this Agreement will be valid unless the same is in writing and signed by Buyer and Seller. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant under this Agreement, whether intentional or not, will be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant under this Agreement or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.
     Section 9.8. Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction will not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.
     Section 9.9. Expenses. Except as otherwise expressly provided in this Agreement, each of Seller and Buyer will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated by this Agreement.
     Section 9.10. Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

     Section 9.11. Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.
     Section 9.12. Headings. The Article and Section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.
     Section 9.13. Facsimile; Counterparts Signatures. This Agreement may be executed by facsimile signature and in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.
[Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the Parties have executed this Stock Purchase Agreement as of the date first written above.

SELLER:

LODGENET ENTERTAINMENT CORPORATION

By: Name: Scott C. Petersen Title: President and Chief Executive Officer

BUYER:

PAR INVESTMENT PARTNERS, L.P.

By:	PAR Group, L.P.

its general partner

By:	PAR Capital Management, Inc.

its general partner

By:

Name: Title:	Edward L. Shapiro Vice President
[Signature Page to Stock Purchase Agreement]